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                      HERITAGE SERIES TRUST - VALUE EQUITY FUND
                       Supplement dated March 22, 1996 to the
                            Prospectus dated March 1, 1996


              At its March 15, 1996 meeting, the Board of Trustees of Heritage Series Trust (the "Trust") approved the appointment of Dreman Value Advisors, Inc. ("Dreman") as a subadviser to the Value Equity Fund (the "Fund"), subject to shareholder approval at a Special Shareholder Meeting to be held on May 24, 1996, or any adjournment(s) thereof.

              If approved by shareholders, Dreman would provide investment advice and portfolio management services with respect to Fund assets allocated to it by the Fund's investment adviser, Heritage Asset Management, Inc. Dreman intends to follow substantially the same investment approach employed by Eagle Asset Management, Inc., currently the Fund's sole subadviser. For these services, Heritage (and not the Trust) would pay Dreman a monthly fee at an annual rate equal to 0.35% of the Fund's average daily net assets allocated to Dreman by Heritage. Dreman was established as a wholly-owned subsidiary of Zurich Kemper Investments, Inc. in August 1995. Dreman previously conducted business as Dreman Value Management, L.P. Dreman serves as an investment advisor to mutual fund series and to private accounts with aggregate assets in excess of $1.8 billion. Dreman's offices are located at 10 Exchange Place, 20th Floor, Jersey City, NJ 07301.
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